Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of June 11, 2020, between Sonim Technologies, Inc., a Delaware corporation (the “Company”), on the one hand, and B. Riley Principal Investments, LLC (“BRPI”) and BRC Partners Opportunity Fund, LP (together with BRPI, the “Investors”) on the other hand.

WHEREAS, pursuant that certain Note Amendment and Debt Cancellation Agreement dated June 1, 2020 between the Company and BRPI, as amended by Amendment No. 1 dated June 9, 2019 (the “Debt Cancellation Agreement”), the parties have agreed, among other things, that at the closing of the Proposed Offering (as defined below), and contingent thereupon, BRPI shall convert $$6,170,125.51 of the Payoff Amount (as defined in the Debt Cancellation Agreement, and such amount, as referred to herein, the “Conversion Payoff Amount”) into shares of the Company’s Common Stock at a conversion price equal to the price at which shares are offered to the public in the Proposed Offering (the “Conversion Shares”), which Conversion Shares shall be issued to the Investors in such allocations as may be provided in writing by BRPI to the Company no later than three business days prior to the Effective Time, or if no such notice is given, to Noteholder.

WHEREAS, pursuant to the Debt Cancellation Agreement, the Company and BRPI desire to enter into this Agreement pursuant to which the Company shall use its best efforts to file a registration statement for resale of the Conversion Shares.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

(a) “Action” means any action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Company’s Knowledge, threatened against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

(b) “Additional Filing Deadline” means the later to occur of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding effective Registration Statement are sold and (ii) the date six (6) months from the Effective Date of such immediately preceding effective Registration Statement, or, if such date is not a Business Day, the next date that is a Business Day; provided, however, that in the event the foregoing deadline in any case falls within the Grace Period and the Company has not yet filed with the Commission its Complete Form 10-K for the preceding fiscal year by such deadline, then such deadline shall be extended until the Business Day following the date on which the Complete Form 10-K for such preceding fiscal year is filed with the Commission; provided further, however, that such deadline shall not be extended beyond the date that is 120 days following end of the Company’s most recent fiscal year (or, if such date is not a Business Day, the next date that is a Business Day). In any case where the Additional Filing Deadline is extended pursuant to the foregoing provisos, then the Additional Filing Deadline, as so extended, shall be deemed the Additional Filing Deadline for all purposes of this Agreement.

(c) “Additional Effectiveness Deadline” means the date which is the earliest to occur of (i) if the Additional Registration Statement does not become subject to review by the Commission, (a) 60 days after the Additional Filing Deadline or, if such date is not a Business Day, the next date that is a Business Day, or (b) five Trading Days after the Company receives written notification from the Commission that the Additional Registration Statement will not become subject to review and the Company fails to request to accelerate the effectiveness of the Additional Registration Statement, or (ii) if the Additional Registration Statement becomes subject to review by the Commission, 120 days after the Additional Filing Deadline, or, if such date is not a Business Day, the next date that is a Business Day; provided, however, that in the event the foregoing applicable deadline in any case falls within the Grace Period and the Company has not yet filed with the Commission its Complete Form 10-K for the preceding fiscal year by such deadline, then such deadline shall be extended until the Business Day following date on which the Complete Form 10-K for such preceding fiscal year is filed with the Commission; provided further, however, that such deadline shall not be extended beyond the date that is 120 days following the end of the Company’s most recent fiscal year (or, if such date is not a Business Day, the next date that is a Business Day); and, provided further, that such period shall be extended until the actual effectiveness of the Additional Registration Statement in the event the Commission has not declared the Registration Statement effective and the Company has continued during such period to use best efforts to cause the Commission to declare the effectiveness of the Additional Registration Statement. In any case where the Additional Effectiveness Deadline is extended pursuant to the foregoing provisos, then the Additional Effectiveness Deadline, as so extended, shall be deemed the Additional Effectiveness Deadline for all purposes of this Agreement.

(d) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(e) “Board of Directors” means the board of directors of the Company.

(f) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(g) “Buy-In” and “Buy-In Price” shall have the meanings ascribed to such terms in Section 3.4.

(h) “Closing Date” shall refer to the date of the closing of the Proposed Offering.

(i) “Commission” means the United States Securities and Exchange Commission.

(j) “Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

(k) “Complete Form 10-K” means the annual report on Form 10-K filed by the Company with the Commission in accordance and compliance with the Exchange Act that includes, or incorporates by reference from the Company’s most recent definitive proxy statement on Schedule 14A actually filed with the Commission, the information and disclosures required by Part III of the Commission’s Form 10-K. For the avoidance of doubt, if the Company files its annual report on Form 10-K with the Commission and does not include therein all of the information and disclosures required by Part III of the Commission’s Form 10-K, then such annual report on Form 10-K shall not be deemed a Complete Form 10-K for purposes of this Agreement until the Company either (i) files in accordance and compliance with the Exchange Act an amendment to such annual report on Form 10-K to include the information and disclosures required by Part III of the Commission’s Form 10-K or (ii) files in accordance and compliance with the Exchange Act its definitive proxy statement on Schedule 14A with the Commission for its next annual meeting of stockholders.

(l) “Conversion Share Value” means, at any given time for any Investor, an amount equal to the Offer Price multiplied by the number of Conversion Shares then held by such Investor.

(m) “Cut Back Shares” shall have the meaning ascribed to such term in Section 2.1(a).

(n) “Effective Date” means the date that a Registration Statement is first declared effective by the SEC.

(o) “Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

(q) “Fair Market Value” of one share of Common Stock as of any given date means (i) if the Principal Trading Market is NASDAQ, the closing sales price of the Common Stock, as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Investor if Bloomberg Financial Markets is not then reporting sales prices of such security), on the Trading Day immediately prior to such date, or (ii) if the Principal Trading Market is OTC, the last sales price of the Common Stock in the over-the-counter market as reported on the OTC marketplace maintained by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on the Trading Day immediately prior to such date or (iii) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors in the exercise of its good faith judgment.

(r) “Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

(s) “FINRA” means the Financial Industry Regulatory Authority.

(t) “Grace Period” shall mean the period commencing on the date that is 134 days following the end of the Company’s most recent fiscal third quarter and ending on, and including, the date that is 120 days following the end of the Company’s most recent fiscal year.

(u) “Initial Filing Deadline” means 30 days after the Closing Date, if such date is not a Business Day, the next date that is a Business Day.

(v) “Initial Effectiveness Deadline” means the date which is the earliest of (i) if the Initial Registration Statement does not become subject to review by the Commission, (a) 60 days after the Closing Date or (b) five Trading Days after the Company receives written notification from the Commission that the Initial Registration Statement will not become subject to review and the Company fails to request to accelerate the effectiveness of the Initial Registration Statement, or (ii) if the Initial Registration Statement becomes subject to review by the Commission, 150 days after the Closing Date, or, if such date is not a Business Day, the next date that is a Business Day; provided, that such period shall be extended until the actual effectiveness of the Initial Registration Statement in the event the Commission has not declared the Registration Statement effective and the Company has continued during such period to use best efforts to cause the Commission to declare the effectiveness of the Initial Registration Statement.

(w) “Losses” means any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation.

(x) “Nasdaq” means The Nasdaq Stock Market LLC.

(y) “Offer Price” shall refer to the price at which shares of Common Stock are sold to the public in the Proposed Offering.

(z) “OTC” means any of the OTCQB Markets, the OTCQX Markets or the OTC Pink Markets.

(aa) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(bb) “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed or quoted.

(cc) “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

(dd) “Proposed Offering” shall refer to the date of the closing of the underwritten public offering of shares of the Company’s Common Stock pursuant to the registration statement on form S-1 (File No. 333-238869).

(ee) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(ff) “Registration Statement” means each registration statement required to be filed under ARTICLE 2, including the Initial Registration Statement, all Additional Registration Statements, and, in each case, the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(gg) “Registrable Securities” means the Conversion Shares and any shares of Common Stock issued by way of (or issuable upon the conversion or exercise of any warrant, right or other security that is issued by way of) a dividend, stock split or other distribution with respect to, or in exchange for, or in replacement of, the Conversion Shares, provided that the holder of such Conversion Shares has completed and delivered to the Company a Selling Stockholder Questionnaire (as defined below); and provided further, that the Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale of such Shares by any Person to the public either pursuant to a registration statement under the Securities Act or under Rule 144 (in which case, only such Conversion Shares sold shall cease to be Registrable Securities) or (B) such Conversion Shares becoming eligible for sale by the holder thereof pursuant to Rule 144 without volume or manner of sale restrictions and without current public information pursuant to Rule 144.

(hh) “Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(ii) “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

(jj) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

(kk) “Trading Day” means a day on which Nasdaq is open for trading.

(ll) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTCQB Markets, the OTCQX Markets, the OTC Pink Markets, the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

(mm) “Transfer Agent” means American Stock Transfer, the current transfer agent of the Company, with a mailing address of 1 Embarcadero Ctr 500, San Francisco, CA 94111, and a telephone number of (800) 937-5449, and any successor transfer agent of the Company.

ARTICLE 2

REGISTRATION RIGHTS

2.1 Registration Statement.

(a) On or prior to the Initial Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (or, if applicable, on another appropriate form in accordance with the Securities Act) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Exhibit A. Notwithstanding any other provision of this ARTICLE 2, if the staff of the Commission does not permit all of the Registrable Securities to be registered on the initial Registration Statement filed pursuant to this Section 2.1(a) (the “Initial Registration Statement”) or requires any Investor to be named as an “underwriter”, then the Company shall use best efforts to persuade the staff of the Commission that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter”; provided, however, that in no event shall the Company be required to continue discussions with the staff of the Commission if the Company reasonably determines that doing so is reasonably likely to cause the Company to incur liquidated damages pursuant to Section 2.1(d) because of a failure to have the Initial Registration Statement declared effective prior to the Initial Effectiveness Deadline. In the event that, despite the Company’s best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation 612.09 and compliance with the terms of this Section 2.1(a), the staff of the Commission refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) as determined below and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the staff of the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor; provided, further, that if any such Investor refuses to be named as an underwriter as required by the SEC Restrictions, such Investor’s Registrable Securities shall be removed from the Initial Registration Statement and such Registrable Securities shall be deemed to constitute Cut Back Shares and the provisions of this Section 2.1(a) shall apply to such Cut Back Shares. Except as provided in the immediately preceding sentence, any cut-back imposed pursuant to this Section 2.1(a) shall be allocated among the Investors on a pro rata basis by removing Registrable Securities on a pro rata basis based on the total number of unregistered Registrable Securities held by such Investors, in each case unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. In the event of a cutback hereunder, the Company shall give each Investor at least three (3) Trading Days’ prior written notice along with the calculations as to such Investor’s allotment. In furtherance of the foregoing, each Investor shall promptly notify the Company when it has sold substantially all of its Registrable Securities covered by the Initial Registration Statement (or any Additional Registration Statement (as defined below)) so as to enable the Company to determine whether it can file one or more additional registration statements covering the Cut Back Shares and the Company agrees that it shall file one or more additional Registration Statements (each, an “Additional Registration Statement”) as promptly as possible, and in any event on or prior to the applicable Additional Filing Deadline, successively using its best efforts to register on each such Additional Registration Statement the maximum number of remaining Cut Back Shares that continue to constitute Registrable Securities until all of the Cut Back Shares that continue to constitute Registrable Securities have been registered with the Commission.

(b) The Company shall use its best efforts to cause each Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Deadline, and shall use best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly without restriction or limitation under Rule 144 (including, without limitation, the requirement to be in compliance with Rule 144(c)(1)) or (ii) the date that is two (2) years following the Closing Date (the “Effectiveness Period”). Not later than two Trading Days after a Registration Statement is declared effective, the Company shall file a prospectus supplement for any Registration Statement to the extent required pursuant to Rule 424.

(c) The Company shall notify the Investors in writing promptly (and in any event within two Trading Days) after receiving notification from the Commission that a Registration Statement has been declared effective.

(d) Should an Event (as defined below) occur, then upon the occurrence of such Event and every 15 days thereafter until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1% of such Investor’s Conversion Share Value, subject to adjustment as provided below (which remedy shall be in addition to, and not exclusive of, any other remedies available under this Agreement or under applicable law); provided, however, that the total amount of payments pursuant to this Section 2.1(d) shall not exceed, when aggregated with all such payments, $313,027.55 (which, for purposes of clarity, is equal to 5% of the Conversion Payoff Amount). The payments to which an Investor shall be entitled pursuant to this Section 2.1(d) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a prorated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1% per month (prorated for partial months) until paid in full. All prorated calculations made pursuant to this paragraph shall be based upon the actual number of days in such prorated month. The parties agree that the Company will not be liable for any Event

Payments under this Section 2.1(d) arising with respect to any period after the expiration of the Effectiveness Period. The parties further agree that Company will not be liable for any Event Payments under this Section 2.1(d) with respect to any Cut Back Shares that are removed from a Registration Statement pursuant to Section 2.1(a); accordingly, any Event Payments shall be calculated, as to each Investor, to apply only to the percentage of such Investor’s Registrable Securities that are both (x) then issued and outstanding and (y) permitted in accordance with SEC Guidance to be included in such Registration Statement. Notwithstanding the foregoing, the applicable Filing Deadline or Effectiveness Deadline for a Registration Statement shall be extended without Event Payments hereunder in the event that the Company’s failure to file or obtain the effectiveness of such Registration Statement on a timely basis results from (i) the failure of any Investor to timely provide the Company with information reasonably requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act or (ii) events or circumstances that are not in any way attributable to the Company’s actions or inactions, including, but not limited to, the failure of any Investor to promptly notify the Company when it has sold substantially all of its Registrable Securities covered by the Initial Registration Statement or any Additional Registration Statement or to otherwise comply with the terms of this Agreement, and in any event, no Investor causing the failure described in (i) or (ii), above shall be entitled to Event Payments relating to the failure caused by such Investor.

For such purposes, each of the following shall constitute an “Event”:

(x) a Registration Statement is not filed on or prior to its Filing Deadline or is not declared effective on or prior to its Effectiveness Deadline; and

(y) except as provided for in Section 2.1(e) (the “Excluded Events”), after the Effective Date of a Registration Statement and through the end of the Effectiveness Period, an Investor is not permitted to sell the applicable Registrable Securities subject to such Registration Statement.

(e) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any Additional Registration Statement if the Company is engaged in a material merger, acquisition or sale or any other pending development that the Company believes may be material, and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor agrees to immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 2.1(e) may be exercised for a period of no more than 20 Trading Days at a time with a subsequent permitted trading window of at least 90 Trading Days, and not more than two times in any twelve-month period. Immediately after the end of any suspension period under this Section 2.1(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

2.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to those Investor or their counsels who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the Commission such comments regarding the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than two Trading Days after the Investors have been so furnished with copies of such documents as aforesaid.

(b) (i) Subject to Section 2.1(e), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Investors as promptly as reasonably possible, and if requested by the Investors, confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement or the receipt of any comments or correspondence from the Commission; (ii) any Registration Statement or any post-effective amendment is declared effective; (iii) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (iv) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; (v) the financial statements included in any Registration Statement become ineligible for inclusion therein; or (vi) the Company becomes aware that any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e) If requested by an Investor, provide such Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g) Prior to any resale of Registrable Securities by an Investor, use best efforts to register or qualify or cooperate with the Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h) Use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on Nasdaq.

(i) If requested by the Investor, cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may reasonably request.

(j) Upon the occurrence of any event described in Section 2.2(c)(iii)-(vi), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor that such Investor furnish to the Company a completed Selling Stockholder Notice and Questionnaire in the form attached hereto as Exhibit B (the “Selling Stockholder Questionnaire”) and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit A hereto) as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(l) The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(m) Not identify any Investor as an underwriter without its prior written consent in any public disclosure or filing with the Commission or Nasdaq and any Investor being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit A in the Registration Statement. In addition, and notwithstanding anything to the contrary contained herein, if the Company has received a comment by the Commission requiring an Investor to be named as an underwriter in the Registration Statement (which notwithstanding the best efforts of the Company is not withdrawn by the Commission) and such Investor refuses to be named as an underwriter in the Registration Statement, such Investor’s Registrable Securities shall be removed from the Registration Statement, such Registrable Securities shall be deemed to constitute Cut Back Shares and the Investor shall not be entitled to any Event Payments with respect to such Registration Statement.

2.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with ARTICLE 2 of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, Nasdaq, and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (f) all listing fees to be paid by the Company to Nasdaq and (g) reasonable and reasonably-documented fees and disbursements, not to exceed $10,000 in the aggregate, of one counsel for the Investors. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Investor or, except to the extent provided for above or in the Transaction Documents, any legal fees or other costs of the Investors.

2.4 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, or (B) with respect to any Prospectus, if the untrue statement or omission of material fact contained in such Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b) Indemnification by Investor. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished by such Investor in writing to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor in writing expressly for use in the Registration Statement or Prospectus, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that the information provided by the Investor to the Company in the Selling Stockholder Questionnaire and the Plan of Distribution set forth on Exhibit A, as the same may be modified by such Investor constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of Prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed within 15 days of receiving notification of a Proceeding from an Indemnified Party to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; (iii) any counsel engaged by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of any such claim and such failure has materially prejudiced (or, in the reasonable judgment of the Indemnified Party, is in danger of materially prejudicing) the outcome of the applicable claim; or (iv) such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to or may exist between the applicable Indemnifying Party and Indemnified Party or that there may be one or more different or additional defenses, claims, counterclaims or causes of action available to such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the

Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined (not subject to appeal) that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 2.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities that it sells pursuant to the Registration Statement in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2.2(c)(iii)-(vi), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be used. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investor, agrees that the removal of the restrictive legend from certificated or uncertificated Shares as set forth in Section 3.1 is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection.

2.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements, other than any registration statements on Form S-4 or Form S-8 (each as promulgated under the Securities Act), prior to the Effective Date of the Initial Registration Statement, provided that this Section 2.6 shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

ARTICLE 3

OTHER AGREEMENTS OF THE PARTIES

3.1 Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with state and federal securities laws, and each Investor agrees that it will sell, transfer or otherwise dispose of the Shares only in compliance with all applicable state and federal securities laws, and, as applicable, in accordance with the requirements of Section 2.5 hereof. In connection with any transfer of the Conversion Shares other than pursuant to an effective registration statement under the Securities Act or Rule 144, to the Company or to an Affiliate of an Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b) The Investors agree to the imprinting, so long as is required by this Section 3.1, of a legend on any of the Conversion Shares, whether in certificated or uncertificated form, in substantially the following forms, as applicable:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT EXCEPT PURSUANT TO A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

In addition, if any Investor is an Affiliate of the Company, the Shares issued to such Investor shall bear a customary “affiliates” legend.

(c) Instruments, whether certificated or uncertificated, evidencing the Conversion Shares shall not contain any legend (including the legends set forth in Section 3.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such Conversion Shares is effective under the Securities Act, (ii) if such Conversion Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, (iii) following any sale of such Conversion Shares pursuant to Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or otherwise. Upon request by any Investor, following such time as a legend is no longer required under this Section 3.1(c), the Company shall cause its counsel to issue a legal opinion to the Transfer Agent (if required by the Transfer Agent) to effect the removal of the legend hereunder from any Conversion Shares. The Company agrees that following such time as a legend is no longer required under this Section 3.1(c), no later than three Trading Days following the delivery by an Investor to the Company of all of (i) an instrument, whether certificated or uncertificated, representing the Conversion Shares issued with a restrictive legend, (ii) a written request addressed to the Company that such restrictive legend be removed, and (iii) customary broker and representation letters in form and substance reasonably satisfactory to the Company (the date that all of such foregoing information and documentation is delivered to the Company by an Investor, the “Removal Request Date” and such third Trading Day thereafter, the “Legend Removal Date”), the Company will deliver or cause to be delivered to such Investor an instrument, certificated or uncertificated as directed by such Investor, representing such Conversion Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 3.1(c). Shares subject to legend removal hereunder shall, unless otherwise directed by an Investor, be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System as directed by such Investor.

3.2 Furnishing of Information; Public Information. In order to enable the Investors to sell Shares under Rule 144, for a period of one year from the effective date of the Company’s Initial Registration Statement, the Company covenants to use best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports that would be required to be filed by the Company after the effective date of the Company’s Initial Registration Statement pursuant to Section 13(a) or 15(d) of the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with

Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.

3.3 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Conversion Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Conversion Shares for, issuance to the Investors under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor. Each Investor shall provide any information reasonably requested by the Company to comply with this Section 3.3.

3.4 In addition to an Investor’s other available remedies, if the Company shall fail for any reason (other than failure of such Purchaser to comply with the provisions set forth in Section 3.1) to deliver any Shares without a restrictive legend by the Legend Removal Date, and if on or after the Legend Removal Date such Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Investor of any portion of such Shares that such Investor anticipated receiving without legend by the Legend Removal Date (a “Buy-In”), then the Company shall, within two (2) Trading Days after such Investor’s request and in such Investor’s discretion, either: (i) pay cash to such Investor in an amount equal to such Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased by such Purchaser (the “Buy-In Price”), at which point the Company’s obligation to deliver such unlegended Shares shall terminate, or (ii) promptly honor its obligation to deliver to such Investor such unlegended Shares as provided above and pay cash to such Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Shares, times (B) the Fair Market Value of one share of Common Stock as of the Removal Request Date.

ARTICLE 4

MISCELLANEOUS

4.1 Fees and Expenses. Except as set forth in Section 2.3, the parties hereto shall pay their own costs and expenses in connection herewith, including all attorneys’ fees.

4.2 Entire Agreement. This Agreement, together with the Debt Cancellation Agreement, together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules; provided, however, that any nondisclosure or confidentiality agreement previously entered into between the Company and the Investors shall remain in full force and effect. At or after the Closing Date, and without further consideration, the Company will execute and deliver to the Investors, and the Investors will execute and deliver to the Company, such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.

4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number (if applicable) or by electronic mail at the email address set below at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number (if applicable) or by electronic mail at the email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

(i) if to the Company, to Sonim Technologies, Inc., 6836 Bee Cave Road, Building 1, Suite 279, Austin, TX Attn: Chief Executive Officer, (email t.wilkinson@sonimtech.com), with a copy, which shall not constitute notice, to Cooley LLP, 3175 Hanover Street, Palo Alto, California 94304 Attention: Jon E. Gavenman (facsimile: (650) 849-7400; email jgavenman@cooley.com); and

(ii) if to the Investors, to their respective addresses as set forth on the signature pages hereto.

4.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and BRPI. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with accordance with this Section 4.4 shall be binding upon each Investor and the Company.

4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of BRPI. With the consent of the Company, which will not be unreasonably withheld, any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Registrable Securities, provided, that an Investor may assign any or all rights under this Agreement to an Affiliate of such Investor to whom such Investor assigns or transfers any Registrable Securities without the consent of the Company, and provided, further: (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment; (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee, and (y) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, unless such disposition was made pursuant to an effective registration statement or an exemption under Rule 144 under the Securities Act; (iv) at or before the time the Company receives the written notice contemplated in clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to an Investor; and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto. In the event that the Company receives written notice from an Investor that it has transferred all or any portion of its Registrable Securities pursuant to this Section 4.6, the Company, within 10 days, shall file any amendments or supplements necessary to keep a Registration Statement current, effective and available for the resale of all of the Registrable Securities pursuant to Rule 415, and the unavailability of a Registration Statement for the resale of such Registrable Securities by such transferee shall not constitute an Event hereunder during such 10 day period.

4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 2.4 and this Section 4.7.

4.8 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

4.9 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

4.12 Replacement of Shares. If any certificate or instrument evidencing any Conversion Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Conversion Shares.

4.13 Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.14 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under this Agreement is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

4.15 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

[Signature Page(s) Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SONIM TECHNOLOGIES, INC.

By:	/s/ Robert Tirva
Name:	Robert Tirva
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

B. RILEY PRINCIPAL INVESTMENTS, LLC

By:	/s/ Kenny Young
Name:	Kenny Young
Title:	Chief Executive Officer

Address for Notice:

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Telephone No.: (310)-966-1444

Facsimile No.:

E-mail Address:	kyoung@brileyfin.com

Attention:	Paul Choi

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BRC PARTNERS OPPORTUNITY FUND, LP

By:	/s/ Nick Capuano
Name:	Nick Capuano

Title:	Co-Portfolio Manager

Address for Notice:

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Telephone No.:(310)-966-1444

Facsimile No.:

E-mail Address:	ncapuano@brileyfin.com

Attention:	Paul Choi

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders to permit the resale of these shares of common stock by the selling stockholders from time to time from after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

Each selling stockholder may, from time to time, sell any or all of their shares of common stock covered hereby on The NASDAQ Global Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or privately negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales, to the extent permitted by law;

•	in transactions through broker-dealers that agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell the shares of common stock under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440-1.

In connection with the sale of the shares of common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of common stock in the course of hedging the positions they assume. The selling stockholders may also sell the shares of common stock short and deliver these securities to close out their short positions or to return borrowed shares in connection with such short sales, or loan or pledge the shares of common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares of common stock offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such selling stockholders, broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act. [Each selling stockholder has informed us that it is not a registered broker-dealer or an affiliate of a registered broker-dealer.] In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, and the selling stockholders may be entitled to contribution. We may be indemnified by the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, or we may be entitled to contribution.

The selling stockholders will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder unless an exemption therefrom is available.

We agreed to cause the registration statement of which this prospectus is a part to remain effective until the earlier to occur of [•] or the date on which all of the shares registered hereby are either sold pursuant to the registration statement or sold or available for resale without restriction under Rule 144 under the Securities Act. The shares of common stock will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the shares of common stock covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the shares of common stock may not simultaneously engage in market making activities with respect to the shares of common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock we registered on behalf of the selling stockholders pursuant to the registration statement of which this prospectus forms a part.

Once sold under the registration statement of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.001 per share of Sonim Technologies, Inc. (the “Company”) issued pursuant to that certain Note Amendment and Debt Cancellation Agreement Agreement by and among the Company and B. Riley Principal Investments, LLC, dated as of June 1, 2020 (the “Debt Cancellation Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Agreement”) between, among others, the Company and the undersigned, dated as of June [*], 2020. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Note and Questionnaire within three (3) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Debt Cancellation Agreement:

(b)	Number of shares of Common Stock to be registered pursuant to the Agreement and this Notice for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes    ☐        No    ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes    ☐        No    ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes    ☐        No    ☐

Note:	If yes, provide a narrative explanation below:

(c)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes    ☐        No    ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: